UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 18, 2017

MidWestOne Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Commission file number 001-35968

Iowa	42-1206172
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)
102 South Clinton Street
Iowa City, Iowa 52240
(Address of principal executive offices, including zip code)
(319) 356-5800
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 18, 2017, MidWestOne Financial Group, Inc. (the “Company”) entered into new employment agreements, effective October 18, 2017 (the "New Agreements"), with each of Charles N. Funk, the Company's President and Chief Executive Officer, Kevin Kramer, the Company's Chief Operating Officer, Kent L. Jehle, the Company's Executive Vice President and Chief Credit Officer, Katie Lorenson, the Company's Senior Vice President and Chief Financial Officer, and James M. Cantrell, the Company's Vice President , Chief Investment Officer and Treasurer. The terms of the new agreements are substantially similar to those of the following agreements between the Company and each of : (i) Mr. Funk, dated January 1, 2013, and filed as an Exhibit to the Company's Current Report on Form 8-K/A on March 12, 2013; (ii) Mr. Kramer, dated October 14, 2016, and filed as an Exhibit to the Company's Current Report on Form 8-K on October 4, 2016; (iii) Mr. Jehle, dated January 1, 2013, and filed as an Exhibit to the Company's Current Report on Form 8-K/A on March 12, 2013; (iv) Ms. Lorenson, dated February 1, 2016, and filed as an Exhibit to the Company's Current Report on Form 8-K on February 2, 2016; and (v) Mr. Cantrell, dated January 1, 2015, and filed as an Exhibit to the Company's Current Report on Form 8-K on February 9, 2015, with the following exceptions: (i) Section 7a (ii and iii) of the New Agreements and Section 5 of the Release & Waiver of Claims (Exhibit A) to the New Agreements reflect language pertaining to the Whistleblower Protection Act and Trade Secret Act. These additions specifically address an executive’s continued rights during employment and at the time of signing a Release and Waiver of Claims in exchange for severance benefits; (ii) Section 7 (c) of the New Agreements now provides that the mile radius for the executive’s non-competition restricted area is 50 miles, (as applicable), and; (iii) other formatting-related alignments have been made throughout the New Agreements which do not materially impact the terms thereof (i.e. the reference to an executive’s annual bonus opportunity in Section 3 (b) of the agreement was updated and reworded for clarity). The New Agreements provide for compensation consistent with the current provisions of the current employment agreements, including increased minimum annual base salaries of $422,000 for Mr. Funk, $320,000 for Mr. Kramer, $275,000 for Mr. Jehle, $215,000 for Ms. Lorenson, and $214,200 for Mr. Cantrell, minimum annual target incentive award opportunities and certain employee and fringe benefits.
The foregoing description of the New Agreements between the Company and each of Messrs. Funk, Kramer, Jehle and Cantrell and Ms. Lorenson is qualified in its entirety by the text of each New Agreement, attached hereto as Exhibits 10.1 - 10.5.
Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
10.1	Employment Agreement between MidWestOne Financial Group, Inc. and Charles N. Funk.

10.2	Employment Agreement between MidWestOne Financial Group, Inc. and Kevin Kramer.

10.3	Employment Agreement between MidWestOne Financial Group, Inc. and Kent L. Jehle.

10.4	Employment Agreement between MidWestOne Financial Group, Inc. and Katie Lorenson.

10.5	Employment Agreement between MidWestOne Financial Group, Inc. and James M. Cantrell.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWESTONE FINANCIAL GROUP, INC.

Dated:	October 18, 2017	By:	/s/ CHARLES N. FUNK
Charles N. Funk
President and Chief Executive Officer